                                    STATEMENT OF INSURANCE

OBLIGATIONS:        $561,237,000
                      Home Equity Loan Trust 2007-HSA3
                      Home Equity Loan-Backed Term Notes, Series 2007-HSA3, Class I Notes

        MBIA  Insurance  Corporation  (the  "Insurer")  has issued a Note  Guaranty  Insurance
Policy (the "Policy")  relating to the Obligations  containing the following  provisions,  the
Policy being on file at the Corporate Trust Office of the Indenture Trustee.

        The Insurer,  in  consideration of the payment of the premium and subject to the terms of the  Policy,  thereby  unconditionally  and  irrevocably  guarantees  to any Owner  that an amount equal to each full and  complete  Insured  Amount will be received  from the Insurer by
LaSalle Bank National  Association,  or its  successors,  as indenture  trustee for the Owners
(the  "Indenture  Trustee"),  on behalf  of the  Owners,  for  distribution  by the  Indenture
Trustee  to each  Owner  of each  Owner's  proportionate  share  of the  Insured  Amount.  The
Insurer's  obligations  under the Policy with respect to a particular  Insured Amount shall be discharged  to the extent  funds equal to the  applicable  Insured  Amount are received by the
Indenture  Trustee,  whether  or not  those  funds  are  properly  applied  by  the  Indenture
Trustee.  Insured  Amounts  will be made  only at the time set  forth  in the  Policy,  and no accelerated  Insured Amounts will be made regardless of any  acceleration of the  Obligations, unless the acceleration is at the sole option of the Insurer.

        Notwithstanding  the  foregoing,  the  Policy  does  not  cover  shortfalls,  if  any, attributable  to  the  liability  of the  Issuer,  any  REMIC  or the  Indenture  Trustee  for
withholding  taxes,  if  any  (including  interest  and  penalties  in  respect  of  any  such liability).

        The Insurer will pay any Insured  Amount that is a  Preference  Amount on the Business
Day  following  receipt on a Business  Day by the Fiscal Agent (as  described  below) of (a) a certified copy of the order  requiring the return of a preference  payment,  (b) an opinion of counsel  satisfactory  to the  Insurer  that such  order is final and not  subject  to appeal,
(c) an  assignment  in  such  form  as is  reasonably  required  by the  Insurer,  irrevocably assigning to the Insurer all rights and claims of the Owner  relating to or arising  under the
Obligations  against the debtor which made such  preference  payment or otherwise with respect to such preference  payment and  (d) appropriate  instruments to effect the appointment of the
Insurer as agent for such Owner in any legal  proceeding  related to such preference  payment, such  instruments  being  in a form  satisfactory  to  the  Insurer,  provided  that  if  such documents are received after  12:00 noon,  New York City time, on such Business Day, they will be deemed to be received on the following  Business  Day. Such payments  shall be disbursed to the  receiver  or  trustee  in  bankruptcy  named in the final  order of the court  exercising jurisdiction  on  behalf of the Owner and not to any  Owner  directly  unless  such  Owner has returned  principal  or  interest  paid on the  Obligations  to such  receiver  or  trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

        The  Insurer  will pay any  other  amount  payable  under  the  Policy  no later  than
12:00 noon,  New York  City  time,  on the  later of the  Payment  Date on which  the  related
Deficiency  Amount is due or the second Business Day following  receipt in New York,  New York on a Business Day by U.S. Bank Trust  National  Association,  as Fiscal Agent for the Insurer,
or any successor fiscal agent appointed by the Insurer (the "Fiscal  Agent"),  of a Notice (as
described  below),  provided that if such Notice is received after  12:00 noon,  New York City time, on such  Business  Day, it will be deemed to be received on the following  Business Day.
If any such  Notice  received  by the  Fiscal  Agent  is not in  proper  form or is  otherwise insufficient  for the  purpose of making  claim  under the  Policy,  it shall be deemed not to have been  received by the Fiscal  Agent for  purposes of this  paragraph,  and the Insurer or the Fiscal Agent,  as the case may be, shall promptly so advise the Indenture  Trustee and the
Indenture Trustee may submit an amended Notice.

        Insured Amounts due under the Policy,  unless otherwise stated in the Policy,  will be disbursed  by the  Fiscal  Agent to the  Indenture  Trustee  on behalf  of the  Owners by wire transfer of immediately  available  funds in the amount of the Insured Amount less, in respect of Insured Amounts  related to Preference  Amounts,  any amount held by the Indenture  Trustee for the payment of such Insured Amount and legally available therefor.

        The Fiscal  Agent is the agent of the Insurer  only,  and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal  Agent or any  failure of the  Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under the Policy.

        Subject to the terms of the  Agreement,  the Insurer shall be subrogated to the rights of each Owner to receive  payments  under the  Obligations to the extent of any payment by the
Insurer under the Policy.

        As used in the Policy, the following terms shall have the following meanings:

        "Agreement"  means the Indenture dated as of May 30, 2007,  among the Home Equity Loan
Trust 2007-HSA3,  as Issuer, and the Indenture Trustee,  as indenture trustee,  without regard to any  amendment  or  supplement  thereto,  unless  such  amendment  or  supplement  has been approved in writing by the Insurer.

        "Business  Day"  means any day other  than (a) a  Saturday  or a Sunday  (b)  a day on which  banking  institutions  in the States of New York,  California,  Minnesota,  Illinois or
Delaware are required or authorized by law or executive order to be closed.

        "Deficiency  Amount"  means, for  any Payment Date, an amount equal to the excess,  if any, of: (a) Scheduled  Payments over (b) amounts on deposit in the Payment Account  available to pay such Scheduled  Payments and any other amounts  available to the Indenture  Trustee for payment of such Scheduled Payments.

         "Insured Amount" means (a) as of any Payment Date, any Deficiency  Amount and (b) any
Preference Amount.

        "Notice" means the telephonic or telegraphic notice,  promptly confirmed in writing by facsimile  substantially  in the form of  Exhibit A  attached to the Policy,  the  original of which is subsequently  delivered by registered or certified  mail, from the Indenture  Trustee specifying the Insured Amount which shall be due and owing on the applicable Payment Date.

        "Owner" means each  Noteholder  (as defined in the  Agreement)  who, on the applicable
Payment  Date,  is  entitled  under  the  terms  of  the  applicable  Obligations  to  payment thereunder.

        "Preference  Amount"  means  any  amount  previously  distributed  to an  Owner on the
Obligations  that is  recoverable  and sought to be  recovered as a voidable  preference  by a trustee in bankruptcy  pursuant to the United States  Bankruptcy Code (11 U.S.C.),  as amended from  time  to  time,  in  accordance  with a final  nonappealable  order  of a  court  having competent jurisdiction.

        "Scheduled  Payments" means, with respect to each payment date, the payment to be made to Owners in an  aggregate  amount equal to (i) the  Interest  Distribution  Amount due on the
Obligations,  (ii) for the  Payment  Date  occurring  in March 2022 with  respect to the Class
A-I-1  Notes,  for the Payment  Date  occurring  in April 2022 with respect to the Class A-I-2
Notes,  for the Payment  Date  occurring  in March 2025 with respect to the Class A-I-3 Notes, for the Payment  Date  occurring in May 2031 with respect to the Class A-I-4 Notes and for the
Payment  Date  occurring  in June 2037 with  respect  to the Class  A-I-5  Notes and the Class
A-I-6 Notes,  the Guaranteed  Payment Amount,  (iii) for any other Payment Date, the principal
portion  of  any  Liquidation   Loss  Amount  to  the  extent  not  covered  by  the  Group  I
Overcollateralization  Amount and after  application of any excess  interest,  in each case in accordance  with the  original  terms of the  Indenture  and the  Obligations  when issued and without regard to any amendment or  modification  of the Indenture or the  Obligations  except amendments or modifications to which the Insurer has given its prior written consent.

        Scheduled  Payments will not include,  nor shall coverage be provided under the Policy in respect of, any Relief Act Shortfalls,  Prepayment  Interest  Shortfalls or any Net WAC Cap
Shortfalls that may be incurred or that may be  distributable  to the  Obligations.  Scheduled
Payments shall not include  payments that become due on an accelerated  basis as a result of a default by the Issuer,  an election by the Issuer to pay  principal on an  accelerated  basis, the  occurrence  of an Event of Default  under the  Indenture or any other  cause,  unless the
Insurer  elects,  in its sole  discretion,  to pay in whole or in part such principal due upon acceleration,  together with any accrued  interest to the date of  acceleration.  In the event the  Insurer  does not so  elect,  the  Policy  will  continue  to  guarantee  payment  on the
Obligations in accordance  with their  original  terms.  Scheduled  Payments shall not include any amounts due in respect of the  Obligations  attributable to any increase in interest rate, penalty or other sum  payable  by the  Issuer by reason of any  default or event of default in respect of the Obligations,  or by reason of any deterioration of the  creditworthiness of any party  to the  Agreement,  nor  shall  Scheduled  Payments  include,  nor  shall  coverage  be provided  under the Policy in respect of, any taxes,  withholding  or other charge  imposed by any governmental  authority due in connection with the payment of any Scheduled  Payment to an
Owner.

        Capitalized  terms used in the Policy and not  otherwise  defined in the Policy  shall have the  respective  meanings  set forth in the  Agreement as of the date of execution of the
Policy,  without  giving  effect  to  any  subsequent  amendment  to or  modification  of  the
Agreement unless such amendment or modification has been approved in writing by the Insurer.

        Any notice  under the Policy or service of process on the Fiscal  Agent may be made at the address  listed  below for the Fiscal  Agent or such other  address as the  Insurer  shall specify in writing to the Indenture Trustee.

        The notice  address of the Fiscal  Agent is 100 Wall  Street,  Suite  1600,  New York,
New York  10005,  Attention:  Corporate  Trust  Services,  or such other address as the Fiscal
Agent shall specify to the Indenture Trustee in writing.

        THE POLICY IS BEING ISSUED UNDER AND  PURSUANT TO, AND SHALL BE CONSTRUED  UNDER,  THE
LAWS OF THE STATE OF  NEW YORK,  WITHOUT  GIVING  EFFECT TO THE  CONFLICT  OF LAWS  PRINCIPLES
THEREOF.

        The  insurance  provided  by the  Policy  is  not  covered  by  the  Property/Casualty
Insurance Security Fund specified in Article 76 of the New York Insurance Law.

        The  Policy  is not  cancelable  for any  reason.  The  premium  on the  Policy is not refundable for any reason,  including payment,  or provision being made for payment,  prior to maturity of the Obligations.

                                               MBIA INSURANCE CORPORATION